Exhibit 10.20

NOTICE OF INCREMENTAL FACILITY COMMITMENT

THIS NOTICE OF INCREMENTAL FACILITY COMMITMENT is made by and among AMERICAN TOWER, L.P., a Delaware limited partnership (“AT LP”), AMERICAN TOWERS, INC., a Delaware corporation (“AT Inc.”), AMERICAN TOWER, LLC, a Delaware limited liability company (“AT LLC”) and AMERICAN TOWER INTERNATIONAL, INC., a Delaware corporation (collectively, with AT LP, AT Inc., and AT LLC, the “Borrowers”), in connection with that Second Amended and Restated Loan Agreement dated as of February 21, 2003 (as amended, modified, restated and supplemented from time to time, the “Loan Agreement”) by and among the Borrowers, the Lenders signatory thereto, the Issuing Bank (as defined therein) and TORONTO DOMINION (TEXAS), INC., as administrative agent (the “Administrative Agent”), and the financial institutions signatory hereto (the “Term Loan C Lenders” and collectively, together with the Lenders signatory to the Loan Agreement and any other financial institutions which hereafter become ‘Lenders’ under the Loan Agreement, the “Lenders”):

1. The Borrowers have obtained an agreement to provide a term loan (the “Term Loan C Loan”) pursuant to an Incremental Facility Commitment (“Term Loan C Loan Commitment”) in the aggregate amount of TWO HUNDRED SIXTY-SEVEN MILLION AND 00/100s DOLLARS ($267,000,000.00) from the Term Loan C Lenders in such amounts as set forth in Schedule 1 attached hereto. The Applicable Margins for Incremental Facility Advances under the Term Loan C Loan Commitment, and the terms for repayment of the Term Loan C Loan are set forth on Schedule 2 attached hereto.

2. The Borrowers hereby certify that all of the representations and warranties of the Borrowers under the Loan Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Restricted Subsidiaries), are on the date hereof, and will be as of the effective date of such Term Loan C Loan Commitment, true and correct in all material respects, both before and after giving effect to the Term Loan C Loan, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of such representations and warranties.

3. The Borrowers hereby certify that there does not exist, on this date, and there will not exist after giving effect to the Term Loan C Loan, any Default or Event of Default under the Loan Agreement.

4. In addition, for the purposes of the Term Loan C Lenders and any other holders of Term Loan C Loans (including any successors and assigns of the Term Loan C Lenders pursuant to the Loan Agreement), Sections 7.6(f), 7.6(g), 7.7(f), 8.1(q), 8.1(s) and 11.20 of the Loan Agreement shall be as follows:

A. Section 7.6(f), Investments and Acquisitions, shall be amended to be as follows:

“(f) all Investments made by the Borrowers and their Subsidiaries in the Verestar Entities on or prior to August 29, 2003; and”

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B. The following new Section 7.6(g), Investments and Acquisitions, shall be inserted after Section 7.6(f):

“(g) subject to Section 7.1(e) hereof, make any loan or advance to, or otherwise acquire evidence of Indebtedness, capital stock or other securities or other assets or property of, any Borrower or Restricted Subsidiary.”

C. The following Section 7.7(f), Restricted Payments, shall be deleted:

“(f) distributions to the Parent to make payments in an aggregate amount not to exceed $10,000,000.00 (which amounts shall be deemed to be Investments for the purposes of Section 7.6(f) hereof) in satisfaction of the Guaranties of the Parent of the obligations of the Verestar Entities set forth on Schedule 1 attached to the First Amendment.”

D. Section 8.1(p), Events of Default, shall be amended to be as follows:

“(p) the Parent shall incur or permit to remain outstanding any Indebtedness for Money Borrowed other than (i) the Convertible Notes, (ii) the Senior Notes due 2009, (iii) [intentionally omitted], (iv) that certain Guaranty Agreement dated as of February 10, 2000 made by the Parent in favor of TV Azteca and Television Azteca, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of Mexico, (v) that certain Guaranty dated November 30, 1999 made by the Parent in favor of ICG Holdings, (vi) that certain guaranty made by the Parent of the Indebtedness under the 2003 Senior Subordinated Discount Notes, (vii) any guaranty by the Parent of the Obligations, (viii) Indebtedness under any refinancing of the 2003 Senior Subordinated Discount Notes or the November 2003 Senior Subordinated Notes (so long as such refinancing is in an amount not exceeding the accreted value or principal amount, as applicable, of the Indebtedness being refinanced (plus the amount of any premiums required by the terms of such Indebtedness) and the terms thereof are no less favorable in any material respect to the Lenders than the Indebtedness being refinanced (although such refinanced Indebtedness may require cash payments of interest; provided, however, that any Restricted Payments necessary to make payments on such Indebtedness shall be subject to Section 7.7 hereof), (ix) (A) subject to compliance with Section 2.7(b)(v)(B) hereof, additional Indebtedness; provided that (1) such Indebtedness shall have terms no less favorable in any material respect to the Lenders than the Indebtedness described in clause (ii) hereof, (2) except to the extent applied pursuant to Section 2.7(b)(v)(B) hereof or promptly used to refinance Indebtedness of the Parent, the net proceeds of such Indebtedness shall be held in a blocked account on which the Administrative Agent shall have a Lien for the benefit of the Lenders and shall be used solely to refinance Indebtedness of the Parent (including, with respect to any Indebtedness issued to refinance the Convertible Notes or the Senior Notes due

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2009, any premiums that would be required to be paid as set forth in the indentures for such Indebtedness being refinanced) or the Loans, and (3) any portion of the net proceeds of such Indebtedness which is in the blocked account on the earlier of (i) the date set forth in a notice delivered by the Borrowers to the Administrative Agent within five (5) Business Days after the date of the incurrence of such Indebtedness (which date in no event shall extend beyond the sixtieth (60th) day following the incurrence of such Indebtedness) and (ii) the occurrence of a Trigger Event shall be paid to the Administrative Agent and applied to the Loans as required by Section 2.7(b)(v)(B) hereof (and shall be treated as an equity contribution to the Borrowers), and (B) any refinancing of the foregoing the net cash proceeds of which do not exceed the outstanding principal amount of the Indebtedness being refinanced on the date of such refinancing and otherwise having terms no less favorable in any material respect to the Lenders than the Indebtedness described in clause (ii) hereof, and (x) that certain guaranty made by the Parent of the Indebtedness under the November 2003 Senior Subordinated Notes;”

E. Section 8.1(q), Events of Default, shall be amended to be as follows:

“(q) the Parent shall issue or sell any Capital Stock, the net cash proceeds, if any, of which are not contributed as equity to the Borrowers, other than Capital Stock (i) issued in connection with an Acquisition permitted hereunder; (ii) the net proceeds of which are in an amount not exceeding $2,000,000 in the aggregate after January 6, 2000 and result from the sale of securities in connection with any employee stock option plan of the Parent or any of its Subsidiaries; and (iii) the net cash proceeds of which are deposited into and held in an account on which the Administrative Agent shall have a lien for the benefit of the Lenders until the use of all or any portion thereof from time to time by the Parent for any corporate purpose;”

F. The following Section 8.1(s), Events of Default, shall be deleted:

“(s) the failure of the Parent or Verestar, Inc. to comply with its respective obligations in the second sentence of Section 2(c)(ii) or the fifth or sixth sentence of Section 3(a) of the Seventh Amendment to the Prior Loan Agreement dated as of October 18, 2002; provided that the failure of Verestar, Inc. to comply with its obligations in (i) the second sentence of Section 2(c)(ii) of such Seventh Amendment shall be subject to any cure period applicable to Section 5.6 hereof in Section 8.1(d) hereof, and (ii) Sections 7.3, 7.6, 7.12 and 7.14 as required in such Seventh Amendment shall be subject to any cure period applicable for such section as set forth in Section 8.1(d) hereof.”

G. Section 11.20, Verestar Entities, shall be amended to be as follows:

“Section 11.20 Verestar Entities. The Borrowers hereby acknowledge and agree that any net cash proceeds received by the Parent or any Borrower from any Verestar Entity (whether in connection with the bankruptcy proceeding of

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Verestar or otherwise) in respect of its investment therein or any loans thereto shall be paid to the Administrative Agent and shall be applied to the Loans then outstanding on a pro rata basis. Accrued interest on the principal amount of the Loans being repaid pursuant to this Section 11.20 to the date of such repayment will be paid by the Borrowers concurrently with such principal repayment. All repayments under this Section 11.20 of each of the Term Loan A Loans and Term Loan B Loans shall be applied to the repayments for such Loan in Section 2.7(b)(i) hereof and with respect to any Incremental Facility which is a term loan, to the repayments for such Incremental Facility Loans as set forth in the applicable Notice of Incremental Facility Commitment, in each case in inverse order of maturity. The Revolving Loan Commitments and any Incremental Facility Commitments with respect to any Incremental Facility which is a revolving credit facility shall be automatically and permanently reduced by an amount equal to the repayment of the Revolving Loans or Incremental Facility Loans which are revolving loans, as applicable, made pursuant to this Section 11.20; provided, however, that if there are no Loans outstanding, or if the repayment amount exceeds the Loans then outstanding the Revolving Loan Commitments and any Incremental Facility Commitments, as applicable, shall be reduced on a pro rata basis by an aggregate amount equal to such repayment amount, or the excess of such repayment amount over the Loans (which reduction shall be in addition to any reduction set forth in the first part of this sentence), as applicable, regardless of any repayment of the Revolving Loans. Reductions under this Section 11.20 to the Revolving Loan Commitments shall be applied to the reductions set forth in Section 2.5(a) hereof in inverse order of reductions set forth therein and reductions with respect to any Incremental Facility Commitments under this Section 11.20, if applicable, shall be applied to the reductions set forth in the applicable Notice of Incremental Facility in inverse order of reductions set forth therein.”

In furtherance of the foregoing provisions of this Section 4, each Term Loan C Lender hereby agrees that for all purposes under the Loan Agreement, such Term Loan C Lender shall be deemed to have consented to any amendment, consent, waiver or deletion of any of the foregoing provisions of the Loan Agreement (as such provisions are in effect with respect to all Lenders (other than the Term Loan C Lenders)), upon the consent of the Majority Lenders (which shall be determined after the Closing Date and after giving effect to the consent hereby of the Term Loan C Lenders) and so long as such amendment, waiver, consent or deletion does not result in a change to such provisions which is less restrictive to the Borrowers and the Restricted Subsidiaries than the provisions set forth in this Section 4.

5. Each Term Loan C Lender hereby agrees that on and after the date hereof, such Term Loan C Lender is bound by the terms and conditions set forth in this Notice of Incremental Facility Commitment and the Loan Agreement as a Term Loan C Lender.

6. It is understood and agreed that any Term Loan C Lender that also holds any Term Loan B Loans (“Existing Loans”) under the Loan Agreement shall be deemed to have agreed, unless it notifies the Administrative Agent otherwise, that the Term Loan C Loans to be made by such Term Loan C Lender shall, to the extent of the portion thereof not exceeding the

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aggregate principal amount of the Existing Loans of such Term Loan C Lender, be made through such Existing Loans being converted into Term Loan C Loans (and each reference in this Notice of Incremental Facility Commitment or the Loan Agreement to the “making” of any Incremental Facility Loan, or words of similar import, shall in the case of such Term Loan C Lender be deemed to include such conversion).

7. The parties hereto agree that this Notice shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed the State of New York.

Capitalized terms used in this Notice of Incremental Facility Commitment and not otherwise defined herein are used as defined in the Loan Agreement.

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IN WITNESS WHEREOF, each of the Borrowers, acting through an Authorized Signatory, has signed this Notice of Incremental Facility Commitment on the 28th day of January, 2004.

BORROWERS:	AMERICAN TOWER, L.P., a Delaware limited partnership

	By:	ATC GP INC., its General Partner

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

AMERICAN TOWERS, INC., a Delaware corporation

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

AMERICAN TOWER INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Treasurer

AMERICAN TOWER, LLC, a Delaware limited liability company

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

Affirmation of Guarantors

Each of the Guarantors listed on Annex A attached hereto, by affixing their signature hereto, affirm that the Term Loan C Loans constitute Obligations under the Loan Agreement and the other Loan Documents, including the Guarantees and that all Collateral pledged by them continues to secure all of the Obligations (including the Term Loan C Loans) of the Borrowers, the Restricted Subsidiaries and any other Guarantors.

For each of the Guarantors listed on Annex A attached hereto:

ATC GP, INC.

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

ATC LP, INC.

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

ATS/PCS, LLC

By:	AMERICAN TOWER, L.P., its general partner and its sole member (as applicable)

By:	ATC GP, INC., its general partner

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

TOWERS OF AMERICA, L.L.L.P.

By:	AMERICAN TOWER, L.P., its general partner and its sole member (as applicable)

By:	ATC GP, INC., its general partner

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

NEW LOMA COMMUNICATIONS, INC.

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

ATC TOWER SERVICES, INC.

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

UNISITE, LLC

By:	AMERICAN TOWERS, INC., its sole member and manager

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

AMERICAN TOWER DELAWARE CORPORATION

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

AMERICAN TOWER MANAGEMENT, LLC

By:	AMERICAN TOWERS, INC., its sole member and manager

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

ATC MIDWEST, LLC

By:	AMERICAN TOWER MANAGEMENT, INC., its sole member and manager

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

TELECOM TOWERS, L.L.C.

By:	AMERICAN TOWERS, INC., its sole member and manager

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

SHREVEPORT TOWER COMPANY

By:	TELECOM TOWERS, L.L.C. and ATC SOUTH, LLC, its general partners

By:	AMERICAN TOWERS, INC., their sole member and manager

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

ATC SOUTH LLC

By:	AMERICAN TOWERS, INC., its sole member and manager

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

MHB TOWER RENTALS OF AMERICA, LLC

By:	ATC SOUTH, LLC, its sole member

By:	AMERICAN TOWERS, INC., its sole member and manager

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

ATC INTERNATIONAL HOLDING CORP.

By:	/s/ Bradley E. Singer

Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

KLINE IRON & STEEL CO., INC.

By:	/s/ William H. Hess

Name:	William H. Hess
Title:	Assistant Secretary

CAROLINA TOWERS, INC.

By:	/s/ William H. Hess

Name:	William H. Hess
Title:	Assistant Secretary

ATC MEXICO HOLDING CORP.

By:	/s/ William H. Hess

Name:	William H. Hess
Title:	Chief Financial Officer

ATC MEXHOLD, INC.

By:	/s/ William H. Hess

Name:	William H. Hess
Title:	Chief Financial Officer

ATC SOUTH AMERICA HOLDING CORP.

By:	/s/ William H. Hess

Name:	William H. Hess
Title:	Chief Financial Officer

AMERICAN TOWER COPORATION de MEXICO S. de R. L. de C.V.

By:	/s/ William H. Hess

Name:	William H. Hess
Title:	Attorney-In-Fact

AFFIRMATION OF GUARANTORS SIGNATURE PAGE

MATC CELULAR S. de R.L.de C.V.

By:	/s/ William H. Hess

Name:	William H. Hess
Title:	Attorney-In-Fact

MATC DIGITAL S. de R.L.de C.V.

By:	/s/ William H. Hess

Name:	William H. Hess
Title:	Attorney-In-Fact

MATC SERVICIOS, S. de R.L.de C.V.

By:	/s/ William H. Hess

Name:	William H. Hess
Title:	Attorney-In-Fact

AFFIRMATION OF GUARANTORS SIGNATURE PAGE

ADMINISTRATIVE AGENT

AND LENDERS:

TORONTO DOMINION (TEXAS), INC., as Administrative Agent and as a Lender

By:	/s/ Jim Bridwell

Name: Jim Bridwell
Title: Vice President

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

ADDISON CDO, LIMITED (#1279), as a Lender

By: Pacific Investment Management Company, LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar

Name: Mohan V. Phansalkar
Title: Executive Vice President

ATHENA CDO, LIMITED (#1277), as a Lender

By: Pacific Investment Management Company, LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar

Name: Mohan V. Phansalkar
Title: Executive Vice President

BEDFORD CDO, LIMITED, as a Lender

By: Pacific Investment Management Company, LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar

Name: Mohan V. Phansalkar
Title: Executive Vice President

CAPTIVA III FINANCE LTD. (Acct 275),as a Lender

By: as advised by Pacific Investment Management Company, LLC

By:	/s/ David Dyer

Name: David Dyer
Title: Director

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

CAPTIVA IV FINANCE LTD. (Acct 1275), as a Lender

By: as advised by Pacific Investment Management Company, LLC

By:	/s/ David Dyer

Name: David Dyer
Title: Director

JISSEKIKUN FUNDING, LTD. (#1288), as a Lender

By: Pacific Investment Management Company, LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar

Name: Mohan V. Phansalkar
Title: Executive Vice President

LOAN FUNDING III LLC, as a Lender

By: Pacific Investment Management Company, LLC as its Investment Advisor

By:	/s/ Mohan V. Phansalkar

Name: Mohan V. Phansalkar
Title: Executive Vice President

SEQUILS-MAGNUM, LTD (#1280), as a Lender

By: Pacific Investment Management Company, LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar

Name: Mohan V. Phansalkar
Title: Executive Vice President

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

WAVELAND-INGOTS, LTD.

By: Pacific Investment Management Company, LLC, as its Investment Advisor

By:	/s/ Mohan V. Phansalkar

Name: Mohan V. Phansalkar
Title: Managing Director

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

AIM FLOATING RATE FUND, as a Lender

By: INVESCO Senior Secured Management, Inc., As Attorney in fact

By:	/s/ Scott Baskind

Name: Scott Baskind
Title: Authorized Signatory

AVALON CAPITAL LTD., as a Lender

By: INVESCO Senior Secured Management, Inc., As Portfolio Advisor

By:	/s/ Scott Baskind

Name: Scott Baskind
Title: Authorized Signatory

CHARTER VIEW PORTFOLIO, as a Lender

By: INVESCO Senior Secured Management, Inc., As Investment Advisor

By:	/s/ Scott Baskind

Name: Scott Baskind
Title: Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD., as a Lender

By: INVESCO Senior Secured Management, Inc., As Investment Advisor

By:	/s/ Scott Baskind

Name: Scott Baskind
Title: Authorized Signatory

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

INVESCO EUROPEAN CDO I S.A., as a Lender

By: INVESCO Senior Secured Management, Inc., As Collateral Manager

By:	/s/ Scott Baskind

Name: Scott Baskind
Title: Authorized Signatory

INVESCO CBO 2000-1 LTD., as a Lender

By: INVESCO Senior Secured Management, Inc., As Portfolio Advisor

By:	/s/ Scott Baskind

Name: Scott Baskind
Title: Authorized Signatory

SEQUILS-LIBERTY, LTD., as a Lender

By: INVESCO Senior Secured Management, Inc., As Collateral Manager

By:	/s/ Scott Baskind

Name: Scott Baskind
Title: Authorized Signatory

TRITON CDO IV, LIMITED, as a Lender

By: INVESCO Senior Secured Management, Inc., As Investment Advisor

By:	/s/ Scott Baskind

Name: Scott Baskind
Title: Authorized Signatory

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

AIMCO CDO SERIES 2000-A, as a Lender

By:	/s/ Chris Goergen

Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Jerry D. Zinkula

Name: Jerry D. Zinkula
Title: Authorized Signatory

AIMCO CLO SERIES 2001-A, as a Lender

By:	/s/ Chris Goergen

Name: Chris Goergen
Title: Authorized Signatory

By:	/s/ Jerry D. Zinkula

Name: Jerry D. Zinkula
Title: Authorized Signatory

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

AERIES FINANCE-II, LTD., as a Lender

By: Patriarch Partners X, LLC, its Managing Agent

By:	/s/ Lynn Tilton

Name: Lynn Tilton
Title: Manager

AMARA-1 FINANCE LTD., as a Lender

By: Patriarch Partners XI, LLC, its Managing Agent

By:	/s/ Lynn Tilton

Name: Lynn Tilton
Title: Manager

AMARA-2 FINANCE LTD., as a Lender

By: Patriarch Partners XII, LLC, its Managing Agent

By:	/s/ Lynn Tilton

Name: Lynn Tilton
Title: Manager

CERES II FINANCE LTD., as a Lender

By: Patriarch Partners IX, LLC, its Managing Agent

By:	/s/ Lynn Tilton

Name: Lynn Tilton
Title: Manager

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

AMERICAN EXPRESS CERTIFICATE COMPANY

By: American Express Asset Management Group, Inc. as Collateral Manager, as a Lender

By:	/s/ Yvonne E. Stevens

Name: Yvonne E. Stevens
Title: Senior Managing Director

CENTURION CDO II, LTD.

By: American Express Asset Management Group, Inc. as Collateral Manager, as a Lender

By:	/s/ Leanne Stavrakis

Name: Leanne Stavrakis
Title: Director - Operations

CENTURION CDO III, LIMITED

By: American Express Asset Management Group, Inc. as Collateral Manager, as a Lender

By:	/s/ Leanne Stavrakis

Name: Leanne Stavrakis
Title: Director - Operations

IDS LIFE INSURANCE COMPANY

By: American Express Asset Management Group, Inc. as Collateral Manager, as a Lender

By:	/s/ Yvonne E. Stevens

Name: Yvonne E. Stevens
Title: Senior Managing Director

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

ISLES CBO, LTD.

By: American Express Asset Management Group, Inc. as Collateral Manager, as a Lender

By:	/s/ Leanne Stavrakis

	Name:	Leanne Stavrakis
	Title:	Director - Operations

SEQUILS-CENTURION V, LTD.

By: American Express Asset Management Group, Inc. as Collateral Manager, as a Lender

By:	/s/ Leanne Stavrakis

	Name:	Leanne Stavrakis
	Title:	Director - Operations

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

APEX (TRIMARAN) CDO I. LTD., as a Lender

By:	Trimaran Advisors, L.L.C.

By:	/s/ David Millison

	Name:	David Millison
	Title:	Managing Director

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

ARCHIMEDES FUNDING, LLC, as a Lender

By: ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Gordon R. Cook

	Name:	Gordon R. Cook
	Title:	Managing Director

ARCHIMEDES FUNDING, II, LTD., as a Lender

By: ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Gordon R. Cook

	Name:	Gordon R. Cook
	Title:	Managing Director

ARCHIMEDES FUNDING, III, LTD., as a Lender

By: ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Gordon R. Cook

	Name:	Gordon R. Cook
	Title:	Managing Director

BALANCED HIGH-YIELD FUND I, LTD., as a Lender

By: ING Capital Advisors LLC, as Asset Manager

By:	/s/ Gordon R. Cook

	Name:	Gordon R. Cook
	Title:	Managing Director

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

BALANCED HIGH-YIELD FUND II, LTD., as a Lender

By: ING Capital Advisors LLC, as Asset Manager

By:	/s/ Gordon R. Cook

	Name:	Gordon R. Cook
	Title:	Managing Director

ING-ORYX CLO, LTD., as a Lender

By: ING Capital Advisors LLC, as Collateral Manager

By:	/s/ Gordon R. Cook

	Name:	Gordon R. Cook
	Title:	Managing Director

NEWMEAN CLO, LTD., as a Lender

By: ING Capital Advisors LLC, as Investment Manager

By:	/s/ Gordon R. Cook

	Name:	Gordon R. Cook
	Title:	Managing Director

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

BALLYROCK CDO I LIMITED

By: BallyRock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ Lisa Rymut

	Name: Title:	Lisa Rymut Assistant Treasurer

BALLYROCK CDO II LIMITED

By: BallyRock Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ Lisa Rymut

	Name: Title:	Lisa Rymut Assistant Treasurer

FIDELITY SECURITIES FUND: FIDELITY REAL ESTATE INCOME FUND, as a Lender

By:	/s/ John H. Costello

	Name: Title:	John H. Costello Assistant Treasurer

FIDELITY ADVISOR SERIES II, FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND, as a Lender

By:	/s/ John H. Costello

	Name: Title:	John H. Costello Assistant Treasurer

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

BEAR STEARNS INVESTMENT PRODUCTS INC., as a Lender

By:	/s/ Keith C. Barnish

	Name: Title:	Keith C. Barnish Executive Vice President

BEAR STEARNS CORPORATE LENDING INC., as a Lender

By:	/s/ Victor F. Bulzacchelli

	Name: Title:	Victor F. Bulzacchelli Authorized Signatory

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

BLACROCK SENIOR LOAN TRUST, as a Lender

By:	/s/ Mark J. Williams

	Name: Title:	Mark J. Williams Authorized Signatory

MAGNETITE ASSET INVESTORS, LLC, as a Lender

By:	/s/ Mark J. Williams

	Name: Title:	Mark J. Williams Authorized Signatory

MAGNETITE ASSET INVESTORS III, LLC, as a Lender

By:	/s/ Mark J. Williams

	Name: Title:	Mark J. Williams Authorized Signatory

TITANIUM CBO I, LTD., as a Lender

By:	/s/ Mark J. Williams

	Name: Title:	Mark J. Williams Authorized Signatory

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

BRYN MAWR CLO, LTD., as a Lender

By: Toronto Dominion (Texas), Inc., in its capacity as Agent pursuant to that certain proxy dated as of February 3, 2004 from Bryn Mawr CLO, Ltd.

By:	/s/ Jim Bridwell

	Name: Title:	Jim Bridwell Vice President

FOREST CREEK CLO, LTD., as a Lender

By: Toronto Dominion (Texas), Inc., in its capacity as Agent pursuant to that certain proxy dated as of February 3, 2004 from Forest Creek CLO, Ltd.

By:	/s/ Jim Bridwell

	Name: Title:	Jim Bridwell Vice President

ROSEMONT CLO, LTD., as a Lender

By: Toronto Dominion (Texas), Inc., in its capacity as Agent pursuant to that certain proxy dated as of February 3, 2004 from Rosemont CLO, Ltd.

By:	/s/ Jim Bridwell

	Name: Title:	Jim Bridwell Vice President

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

SEQUILS-CUMBERLAND I, LTD., as a Lender

By:	Toronto Dominion (Texas), Inc., in its capacity as Agent pursuant to that certain proxy dated as of February 3, 2004 from Sequils-Cumberland I, Ltd.

By:	/s/ Jim Bridwell

Name: Jim Bridwell
Title: Vice President

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

CALLIDUS DEBT PARTNERS CDO FUND I, LTD., as a Lender

By:	Callidus Debt Partners CDO Fund I, Ltd.

By:	Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Wayne Mueller

Name: Wayne Mueller
Title: Managing Director

CALLIDUS DEBT PARTNERS CDO FUND I, LTD., as a Lender

By:	Callidus Debt Partners CDO Fund II, Ltd.

By:	Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Wayne Mueller

Name: Wayne Mueller
Title: Managing Director

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

CONTINENTAL ASSURANCE COMPANY ON BEHALF OF ITS SEPARATE ACCOUNT (E), as a Lender

By:	/s/ Marilou R. McGirr

	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

CONTINENTAL CASUALTY COMPANY, as a Lender

By:	/s/ Marilou R. McGirr

	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

CREDIT SUISSE FIRST BOSTON INTERNATIONAL, as a Lender		CREDIT SUISSE FIRST BOSTON INTERNATIONAL, as a Lender

By:	/s/ Marilou R. McGirr	By:	/s/ Steve Martin

	Name: Martin Crabrtee Title: Vice President		Name: Steve Martin Title: Vice President

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

CYPRESSTREE INTERNATIONAL LOAN HOLDING COMPANY LIMITED

By:	CypressTree Strategic Debt Management Co., Inc., as a Lender

By:	/s/ Jeffrey Megar

	Name:	Jeffrey Megar
	Title:	Director

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

CYPRESSTREE INVESTMENT PARTNERS I, LTD.,

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	Toronto Dominion (Texas), Inc., in its capacity as Agent pursuant to that certain proxy dated as of February 10, 2004 from CypressTree Investment Partners I, Ltd.

By:

Name:

Title:

CYPRESSTREE INVESTMENT PARTNERS II, LTD.,

By:	CypressTree Investment Management Company, Inc., as Portfolio Manager

By:	Toronto Dominion (Texas), Inc., in its capacity as Agent pursuant to that certain proxy dated as of February 10, 2004 from CypressTree Investment Partners II, Ltd.

By:

Name:

Title:

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

DEBT STRATEGIES FUND, INC., as a Lender

By:	/s/ Greg Spencer

	Name:	Greg Spencer
	Title:	Authorized Signatory

LONGHORN CDO (CAYMAN) LTD., as a Lender

By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:	/s/ Greg Spencer

	Name:	Greg Spencer
	Title:	Authorized Signatory

LONGHORN CDO II, LTD., as a Lender

By:	Merrill Lynch Investment Managers, L.P. As Investment Advisor

By:	/s/ Greg Spencer

	Name:	Greg Spencer
	Title:	Authorized Signatory

MASTER SENIOR FLOATING RATE TRUST, as a Lender

By:	/s/ Greg Spencer

	Name:	Greg Spencer
	Title:	Authorized Signatory

MERRILL LYNCH GLOBAL INVESTMENT SERIES: INCOME STRATEGIES PORTFOLIO, as a Lender

By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:	/s/ Greg Spencer

	Name:	Greg Spencer
	Title:	Authorized Signatory

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

MERRILL LYNCH PRIME RATE PORTFOLIO, as a Lender

By:	Merrill Lynch Investment Managers, L.P. as Investment Advisor

By:	/s/ Greg Spencer

	Name:	Greg Spencer
	Title:	Authorized Signatory

SENIOR HIGH INCOME PORTFOLIO, INC., as a Lender

By:	/s/ Greg Spencer

	Name:	Greg Spencer
	Title:	Authorized Signatory

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

EATON VANCE CDO II, LTD., as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

GRAYSON & CO.., as a Lender

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

SENIOR DEBT PORTFOLIO, as a Lender

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof

	Name:	Michael B. Botthof
	Title:	Vice President

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

ELC (CAYMAN) LTD. CDO SERIES 1999-I, as a Lender

By:	David L. Babson & Company Inc., as Collateral Manager

By:	/s/ David P. Wells

	Name:	David P. Wells, CFA
	Title:	Managing Director

SEABOOARD CLO 2000 LTD., as a Lender

By:	David L. Babson & Company Inc., as Collateral Manager

By:	/s/ David P. Wells

	Name:	David P. Wells, CFA
	Title:	Managing Director

TRYON CLO LTD. 2000-I, as a Lender

By:	David L. Babson & Company Inc., as Collateral Manager

By:	/s/ David P. Wells

	Name:	David P. Wells, CFA
	Title:	Managing Director

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

ELF FUNDING TRUST III, as a Lender By: New York Life Investment Management., LLC, as Attorney-in-Fact

By:	/s/ Mark A. Campellone

	Name:	Mark A. Campellone
Title:

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, as a Lender By: New York Life Investment Management., LLC, its Investment Manager

By:	/s/ Mark A. Campellone

	Name:	Mark A. Campellone
Title:

NYLIM FLATIRON CLO 2003-1 LTD., as a Lender By: New York Life Investment Management., LLC, As Collateral Manager and Attorney-In-Fact

By:	/s/ Mark A. Campellone

	Name:	Mark A. Campellone
Title:

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

FIDELITY ADVISOR SERIES II, FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND, as a Lender

By:

Name:

Title:

FIDELITY SECURITIES FUND: FIDELITY REAL ESTATE INCOME FUND, as a Lender

By:

Name:

Title:

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

FLOATING RATE INCOME STRATEGIES FUND, INC., as a Lender

By:	/s/ Michael McInerney

	Name:	Michael McInerney
	Title:	Authorized Signatory

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Bhupesh Gupta

	Name:	Bhupesh Gupta
	Title:	Duly Authorized Signatory

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

HARBOUR TOWN FUNDING LLC, as a Lender

By:	/s/ Ann E. Morris

	Name:	Ann E. Morris
	Title:	Assistant Vice President

JUPITER LOAN FUNDING LLC, as a Lender

By:	/s/ Ann E. Morris

	Name:	Ann E. Morris
	Title:	Assistant Vice President

MUIRFIELD TRADING, INC., as a Lender

By:	/s/ Ann E. Morris

	Name:	Ann E. Morris
	Title:	Assistant Vice President

OLYMPIC FUNDING TRUST, SERIES 1999-1, as a Lender

By:	/s/ Ann E. Morris

	Name:	Ann E. Morris
	Title:	Assistant Vice President

PPM SPYGLASS FUNDING TRUST., as a Lender

By:	/s/ Ann E. Morris

	Name:	Ann E. Morris
	Title:	Assistant Vice President

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

STANWICH LOAN FUNDING LLC, as a Lender

By:	/s/ Ann E. Morris

	Name:	Ann E. Morris
	Title:	Assistant Vice President

WINGED FOOT FUNDING TRUST., as a Lender

By:	/s/ Ann E. Morris

	Name:	Ann E. Morris
	Title:	Assistant Vice President

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

HARBOURVIEW CLO IV, LTD., as a Lender

By:	/s/ Lisa Chaffee

	Name:	Lisa Chaffee
	Title:	Manager

HARBOURVIEW CLO V, LTD., as a Lender

By:	/s/ Lisa Chaffee

	Name:	Lisa Chaffee
	Title:	Manager

OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender

By:	/s/ Lisa Chaffee

	Name:	Lisa Chaffee
	Title:	Manager

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

INDOSUEZ CAPITAL FUNDING IIA, as a Lender By: Indosuez Capital as Portfolio Advisor

By:	/s/ Charles Kobayashi

	Name:	Charles Kobayashi
	Title:	Principal and Portfolio Manager

INDOSUEZ CAPITAL FUNDING III, LIMITED as a Lender By: Indosuez Capital as Portfolio Advisor

By:	/s/ Charles Kobayashi

	Name:	Charles Kobayashi
	Title:	Principal and Portfolio Manager

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

KZH CYPRESSTREE-1 LLC, as a Lender

By:	/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent

KZH ING-2 LLC, as a Lender

By:	/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent

KZH RIVERSIDE LLC, as a Lender

By:	/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent

KZH SOLEIL LLC, as a Lender

By:	/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent

KZH SOLEIL-2 LLC, as a Lender

By:	/s/ Hi Hua

	Name:	Hi Hua
	Title:	Authorized Agent

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

LANDMARK CDO LIMITED, as a Lender

By:	Aladdin Capital Management LLC as Manager, as a Lender

By:	/s/ Joseph Moroney

	Name:	Joseph Moroney,. CFA
	Title:	Director

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

LCM II LIMITED PARTNERSHIP, as a Lender
By:	Lyon Capital Management as Attorney in Fact

By:	/s/ Farboud Tavangar

	Name:	Farbourd Tavangar
	Title:	Senior Portfolio Manager

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

NATEXIS BANQUES POPULAIRES, as a Lender

By:	/s/ Michael T. Pellerito

	Name:	Michael T. Pellerito
	Title:	Vice President

By:	/s/ Cynthia E. Sachs

	Name:	Cynthia E. Sachs
	Title:	Vice President, Group Manager

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

NATIONAL CITY BANK, as a Lender

By:	/s/ Jon W. Peterson

	Name:	Jon W. Peterson
	Title:	Senior Vice President

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

PACIFICA PARTNERS I, L.P., as a Lender

By:	/s/ Phillip Otero

	Name:	Phillip Otero
	Title:	Senior Vice President

PACIFICA CDO II, LTD., as a Lender

By:	/s/ Phillip Otero

	Name:	Phillip Otero
	Title:	Senior Vice President

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

ROBECO CDO II, LTD., as a Lender

By:	/s/ Harry Sherlach

	Name:	Harry Sherlach
	Title:	Principal, Portfolio Manager

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

SANKATY HIGH YIELD PARTNERS II, L.P., as a Lender

By:	/s/ Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director, Portfolio Manager

SANKATY HIGH YIELD PARTNERS III, L.P., as a Lender

By:	/s/ Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director, Portfolio Manager

SANKATY ADVISORS, INC., as Collateral Manager for Brant Point CBO 1999-1 LTD., as Term Lender, as a Lender

By:	/s/ Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director, Portfolio Manager

SANKATY ADVISORS, INC., as Collateral Manager for Brant Point II CBO 2000-1 LTD., as Term Lender, as a Lender

By:	/s/ Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director, Portfolio Manager

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

SANKATY ADVISORS, LLC, as Collateral Manager for Castle Hill I-INGOTS, Ltd., as Term Lender, as a Lender

By:	/s/ Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director, Portfolio Manager

SANKATY ADVISORS, LLC, as Collateral Manager for Castle Hill II-INGOTS, Ltd., as Term Lender, as a Lender

By:	/s/ Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director, Portfolio Manager

SANKATY ADVISORS, LLC, as Collateral Manager for Great Point CLO 1999-1 Ltd., as Term Lender, as a Lender

By:	/s/ Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director, Portfolio Manager

SANKATY ADVISORS, LLC, as Collateral Manager for Race Point CLO, Limited, as Term Lender, as a Lender

By:	/s/ Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director, Portfolio Manager

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

SANKATY ADVISORS, LLC, as Collateral Manager for Race Point II CLO, Limited, as Term Lender, as a Lender

By:	/s/ Diane J. Exter

	Name:	Diane J. Exter
	Title:	Managing Director, Portfolio Manager

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

TRS 1 LLC, as a Lender

By:	/s/ Deborah O’Keeffe

	Name:	Deborah O’Keeffe
	Title:	Vice President

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

TRS ECLIPSE LLC, as a Lender

By:	/s/ Deborah O’Keeffe

	Name:	Deborah O’Keeffe
	Title:	Vice President

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

UNION SQUARE CDO LTD., as a Lender

By:	Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean Criares

	Name:	Dean Criares
	Title:	Managing Director

AMERICAN TOWERS, INC.

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

Annex A

List of Guarantors

ATC GP, Inc.

ATC LP, Inc.

ATS/PCS, LLC

New Loma Communications, Inc.

ATC Tower Services, Inc.

UNIsite, LLC

American Tower Delaware Corporation

American Tower Management, LLC

ATC Midwest, LLC

Telecom Towers, L.L.C.

Shreveport Tower Company

ATC South LLC

MHB Tower Rentals of America, LLC

ATC International Holding Corp.

Kline Iron & Steel Co., Inc.

Carolina Towers, Inc.

ATC Mexico Holding Corp.

ATC MexHold, Inc.

ATC South America Holding Corp.

American Tower Corporation de Mexico S. de R.L. de C.V.

MATC Celular S. de R.L. de C.V.

MATC Digital S. de R.L. de C.V.

MATC Servicios, S. de R.L. de C.V.

Towers of America, L.L.L.P.

SCHEDULE 1

Financial Institution	Amount
Toronto Dominion (Texas), Inc.	$16,969,237.28
Addison CDO, Limited	$1,603,305.04
Aeries Finance-II Ltd.	$1,068,870.01
AIM Floating Rate Fund	$801,652.51
AIMCO CDO, 2000-A	$1,175,249.59
AIMCO CLO, 2001-A	$534,435.01
AMARA-2 Fin Ltd	$1,336,087.50
AMARA-2 Finance Ltd.	$534,435.01
American Express Certificate Co.	$644,033.06
APEX (Trimaran) CDO I, Ltd.	$1,068,870.01
Archimedes Funding, L.L.C.	$1,603,305.02
Archimedes Funding II, Ltd.	$1,603,305.02
Archimedes Funding III, Ltd.	$4,809,915.06
Avalon Capital Ltd.	$1,323,091.71
Balanced High-Yield Fund I, Ltd.	$1,603,305.02
Balanced High-Yield Fund II, Ltd.	$1,068,870.01
Ballyrock CDO I Limited	$3,741,045.05
Ballyrock CLO II Limited	$694,765.51
Bear Stearns Corporate Lending Inc.	$1,202,478.77
Bear Stearns Investment Products Inc.	$11,356,743.89
Bedford CDO, Limited	$534,435.01
Blackrock Senior Loan Trust	$534,435.01
Brant Point CBO 1999-1, Ltd.	$1,068,870.01
Brant Point II CBO 2000-1, Ltd.	$1,336,087.50
Bryn Mawr CLO, Ltd.	$1,262,991.90
Callidus Debt Partners CDO Fund I, Ltd.	$2,137,740.03
Callidus Debt Partners CLO Fund II, Ltd.	$1,927,261.86
Captiva IV Finance Ltd.	$1,870,522.53
Castle Hill I – Ingots, Ltd.	$2,555,495.97

Financial Institution	Amount
Castle Hill II – Ingots, Ltd.	$2,180,292.84
Centurion CDO II, Ltd.	$801,652.52
Centurion CDO III, Limited	$534,435.01
Ceres II Finance Ltd.	$2,672,175.02
Charter View Portfolio	$1,336,087.50
CIT Group/Equipment	$8,189,242.90
Continental Assurance Company on behalf of its separate account (E)	$534,435.01
Credit Suisse First Boston International	$1,994,962.21
Cypresstree International Loan Holding Company Limited	$400,826.24
Cypresstree Investment I	$935,261.26
Cypresstree Investment II	$534,435.01
Debt Strategies Fund, Inc.	$2,672,175.02
Diversified Credit Portfolio	$267,217.50
Eaton Vance CDO II, Ltd.	$534,435.01
Eaton Vance Senior Income Trust	$455,626.12
Eaton Vance Institutional Senior Loan Fund	$267,217.50
ELC (Cayman) Ltd. CDO Series 1999-1	$1,281,629.16
Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund	$5,005,387.87
Fidelity Securities Fund: Fidelity Real Estate Income Fund	$642,420.63
Floating Rate Income Strategies Fund, Inc.	$4,000,000.00
Forest Creek CLO, Ltd.	$950,475.33
Galaxy CLO 1999-1	$3,581,241.91
Galaxy CLO 2003-1 Ltd	$1,100,208.54
General Electric Capital Corporation	$13,360,875.15
Grayson & Co.	$1,870,522.53
Great Point CLO 1999-1 Ltd.	$2,283,611.02
Harbourview CLO IV, Ltd.	$1,308,992.53
Harbourview CLO V, Ltd.	$2,286,790.22

Financial Institution	Amount
IDS Life Insurance Company	$644,033.06
ING ORYX CLO, Ltd.	$1,068,870.01
ING Prime Rate Trust	$1,068,870.01
Invesco 2000-1 Ltd.	$321,210.31
Invesco European CDO I S.A.	$801,652.51
Isles CBO, Ltd.	$534,435.01
Jissekikun Funding, Ltd.	$1,068,870.01
KZH Cypresstree-1 LLC	$3,607,436.28
KZH ING-2 LLC	$2,164,835.01
KZH Riverside LLC	$534,435.01
KZH Soleil LLC	$1,603,305.02
KZH Soleil-2 LLC	$2,672.175.02
Landmark CDO Limited	$2,672,175.02
Longhorn CDO (Cayman) Ltd.	$2,672,175.02
Longhorn CDO II, Ltd.	$1,870,522.53
Magnetite Asset Investors III, LLC	$2,672,175.02
Magnetite Asset Investors, LLC	$2,939,392.53
Master Senior Floating Rate Trust	$12,820,947.03
ML CLO XV Pilgrim	$1,068,870.01
ML CLO XX Pilgrim America	$1,336,087.50
ML CLO XV Pilgrim America (Cayman) Ltd.	$2,508,548.66
Merrill Lynch Global Investment Series: Income Strategies Portfolio	$6,413,220.07
Merrill Lynch Prime Rate Portfolio	$2,508,548.66
Muirfield Trading, Inc.	$1,870,522.53
Natexis Banques Populaires	$2,939,392.53
Nemean CLO, Ltd.	$1,603,305.02
Olympic Funding Trust, Series 1999-1	$3,741,045.05
Oppenheimer Senior Floating Rate Fund	$978,434.01
Pacifica CDO II, Ltd.	$1,927,261.89
Pacifica Partners I, L.P.	$1,068,870.01

Financial Institution	Amount
Pilgrim CLO 1999-1 Ltd.	$2,137,740.03
PPM Spyglass	$2,723,421.29
Race Point CLO, Limited	$2,415,206.78
Race Point II CLO, Limited	$1,284,841.26
Robeco CDO II Limited	$2,672,175.02
Rosemont CLO, Ltd.	$1,603,305.02
Sankaty Hight Yield II, L.P.	$852,898.75
Sankaty High Yield III, L.P.	$1,772,786.15
Seaboard CLO 2000 Ltd.	$2,137,740.03
Sequils Centurion V, Ltd.	$1,471,268.85
Sequils-Cumberland I, Ltd.	$534,435.01
Sequils-Liberty, Ltd.	$801,652.52
Sequils-Magnum, Ltd.	$2,568,870.01
Sequils-Pilgrim I, Ltd.	$2,137,740.03
Senior Debt Portfolio	$2,271,348.77
Senior High Income Portfolio, Inc.	$1,068,870.01
Titanium CBO I, Ltd.	$1,068,870.01
Triton CDO IV, Limited	$801,652.51
Tryon CLO 2000-1	$1,281,629.16
Union Square CDO Ltd.	$644,034.75
Waveland Ingots Ltd.	$2,241,045.04

SCHEDULE 2

Incremental Facility Amount:	Up to $267,000,000 (“Term Loan C Loans”)

Co-Lead Arrangers and Joint Bookrunners:	TD Securities (USA) Inc. and J.P. Morgan Securities Inc.

Administrative Agent:	Toronto Dominion (Texas), Inc.

Syndication Agent:	J.P. Morgan Securities Inc.

Purpose:	Proceeds may used solely for the purpose of refinancing the Term Loan B Loans.

Loans:	The Incremental Facility Lenders having Term Loan C Loan Commitments (the “Term Loan C Lenders”) agree severally, and not jointly, upon the terms and subject to the conditions of this Notice and the Loan Agreement to lend to the Borrowers up to $267,000,000 on the effective date of the Term Loan C Loan Commitments, such amounts not to exceed, (i) in the aggregate at any one time outstanding, the Term Loan C Loan Commitments and, (ii) individually, such Term Loan C Lender’s Term Loan C Loan Commitment, in each case, as in effect from time to time; provided, however that amounts repaid under the Term Loan C Loans may not be reborrowed.

Conditions Precedent:

The obligation of the Term Loan C Lenders to undertake the Term Loan C Loan Commitments, and the effectiveness of the Term Loan C Loan Commitments are subject to the prior or contemporaneous fulfillment of each of the following conditions:

(a) The Administrative Agent and the Term Loan C Lenders shall have received each of the following:

(i) Notice of Incremental Facility Commitment, duly executed by the Borrowers, the Restricted Subsidiaries and the other Guarantors;

(ii) duly executed Term Loan C Notes;

(iii) revised projections, which shall be in form and substance reasonably satisfactory to the Administrative Agent and which shall demonstrate the Borrowers’ ability to timely repay the Term Loan C Loans and to comply with Sections 7.8, 7.9, 7.10, 7.11 and 7.15 of the Loan Agreement after giving effect thereto;

(iv) all such other documents as either the Administrative Agent or any Term Loan C Lender may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so requested; and

(v) any and all fees which may be due upon closing.

(b) The Administrative Agent and the Term Loan C Lenders shall have received evidence satisfactory to them that all Necessary Authorizations, other than Necessary Authorizations the absence of which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, including, without limitation, all necessary consents to the closing of the Term Loan C Loans, have been obtained or made, are in full force and effect and are not subject to any pending or, to the Knowledge of the Borrowers, threatened reversal or cancellation, and the Administrative Agent and the Term Loan C Lenders shall have received a certificate of an Authorized Signatory so stating.

Availability:	Subject to the provisions herein and in the Loan Agreement, the Term Loan C Loans shall be fully drawn on the Closing Date; provided, however, that additional revolving or term loan incremental facilities shall be available after the Closing Date subject to the terms and conditions of Section 2.15 of the Loan Agreement.

Term Loan C Loan Maturity Date:	December 31, 2007.

Repayment Schedule:	The Term Loan C Loans shall amortize in equal quarterly installments commencing on March 31, 2004, in the quarterly percentages set forth below on the dates set forth below based on the principal amount of the Term Loan C
Loans outstanding on the Closing Date:

Date	Quarterly Percentage
March 31, 2004, June 30, 2004, September 30, 2004 and December 31, 2004	0.25%
March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005	0.25%
March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006	0.25%
March 31, 2007 and June 30, 2007	0.25%
September 30, 2007	48.25%
Maturity Date	48.25%

Interest Rate:	For all purposes under the Loan Agreement, the Term Loan C Loans shall accrue interest as set forth for the Loans under Section 2.3(f) of the Loan Agreement with the following Applicable Margins: with respect to LIBOR Advances, 2.25% and with respect to Base Rate Advances, 1.25%.

Payments:	Payments of interest and principal shall, except to the extent set forth herein, be payable in the same manner as payments for interest and principal of the Term Loans under the Loan Agreement.

Mandatory Reduction/ Repayment:	As set forth in the Loan Agreement, which mandatory repayments include, but are not limited to: (1) 100.0% of the Unreinvested Net Proceeds from all sales, transfers or other dispositions of assets of the Borrowers and their Restricted Subsidiaries or from any insurance or condemnation proceedings in respect of such assets above US$10,000,000 in the aggregate during the term of the Facilities; (2) 50.0% of Excess Cash Flow for each fiscal year commencing with the fiscal year ending December 31, 2004, payable on the April 15th immediately following each fiscal year end; and (3) if the Leverage Ratio is greater than 5.00 to 1.00 at any time when the Parent, any Borrower or any Restricted Subsidiary receives any Capital Raise Proceeds, 100% of such Capital Raise Proceeds.

Assignments/ Participations:	The Term Loan C Lenders shall be permitted to assign and sell participations in their loans and commitments, subject, in the case of assignments (other than to any Affiliate of such Lender or to another Lender), to the consent of the Borrowers (other than when any Event of Default shall have occurred and is continuing) and the Administrative Agent (which consent shall not be unreasonably withheld). In the case of partial assignments (other than to another Lender or Affiliate of a Lender), the minimum assignment amount shall be $1,000,000 unless otherwise agreed by the Borrowers and Administrative Agent. The Administrative Agent shall receive a processing fee of $3,500 payable by the assignor and/or the assignee.